Exhibit 10.5

EXECUTION VERSION

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of August 21, 2023, and shall be effective as of the Closing (defined below), by and among (i) Finnovate Acquisition Corp., an exempted company incorporated with limited liability in the Cayman Islands (“Company”), (ii) Finnovate Sponsor L.P., a Delaware limited partnership (the “Sponsor”), (iii) EarlyBirdCapital, Inc. (“EBC”), (iv) Scage Future, an exempted company incorporated with limited liability in the Cayman Islands, (“Pubco”), (v) Scage International Limited, an exempted company incorporated with limited liability in the Cayman Islands (the “Target”), and (vi) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor and EBC, and other transferees of the applicable Company securities, is referred to as an “Insider” pursuant to the terms of the Letter Agreement. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Letter Agreement (as defined below) (and if such term is not defined in the Original Letter Agreement, then in the BCA (as defined below)).

RECITALS

WHEREAS, Company, the Sponsor, EBC and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of November 8, 2021 (as supplemented by that certain Joinder to Letter Agreement, dated as of June 2, 2023, pursuant to which Calvin Kung, Wang Chiu Wong, Chunyi Hao, Tiemei Li and Sanjay Prasad became parties to the Letter Agreement, the “Original Letter Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which EBC, the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Founder Shares and the Purchaser Class A Shares issuable upon conversion of the Founder Shares that they may have in connection with the consummation of the proposed Business Combination (although they will be entitled to redemption rights with respect to any Purchaser Class A Shares sold as part of the Purchaser Public Units (the “Public Shares”) they hold), (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares (although they will be entitled to liquidating distributions from the trust account with respect to any Public Shares), (iii) vote in favor of any proposed Business Combination for which the Company seeks approval, and (iv) certain transfer restrictions with respect to the Founder Shares and Purchaser Private Warrants (or the Purchaser Class A Shares issued or issuable upon the conversion or exercise thereof);

WHEREAS, on or about the date hereof, the Company, Pubco, the Target, Hero 1, a Cayman Islands exempted company and a direct wholly owned subsidiary of Pubco (“First Merger Sub”), Hero 2, a Cayman Islands exempted company and a direct wholly owned subsidiary of Pubco (“Second Merger Sub”) entered into that certain Business Combination Agreement (the “BCA”);

WHEREAS, pursuant to the BCA, subject to the terms and conditions thereof, (i) on the Closing Date, First Merger Sub will merge with and into Target (the “First Merger”), with Target surviving the First Merger as a wholly-owned subsidiary of Pubco and the outstanding securities of Target being converted into the right to receive Pubco securities; (ii) on the Closing Date and immediately following the First Merger, and as part of the same overall transaction as the First Merger, Second Merger Sub will merge with and into the Company (the “Second Merger”, and together with the First Merger, the “Mergers”), with the Company surviving the Second merger as a wholly-owned subsidiary of Pubco and the outstanding securities of the Company being converted into the right to receive securities of Pubco; and, in connection therewith (iii) each outstanding warrant of the Company shall be assumed by Pubco and become a warrant to purchase the same number of ordinary shares of Pubco at the same exercise price during the same exercise period and otherwise on the same terms as the warrants of the Company being assumed all upon the terms and subject to the conditions set forth in the BCA and in accordance with the provision of applicable law;

WHEREAS, the parties hereto desire to amend the Original Letter Agreement (i) to add Pubco and Target as parties to the Letter Agreement, (ii) to revise the terms thereof in order to reflect the transactions contemplated by the BCA, including without limitation the issuance of Pubco Ordinary Shares in exchange for Company Class A Ordinary Shares and Company Class B Ordinary Shares thereunder and the issuance of Pubco Warrants in exchange for warrants of the Company thereunder; and

WHEREAS, pursuant to Section 11 of the Original Letter Agreement, the Original Letter Agreement can be amended with the written consent of all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco and the Target as Parties to the Letter Agreement. The parties hereby agree to add Pubco and Target as parties to the Letter Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Letter Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to the Company under the Letter Agreement relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Letter Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to the Letter Agreement. The Parties hereby agree to the following amendments to the Letter Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the BCA, are hereby added to the Letter Agreement as if they were set forth therein.

(b) The parties hereby agree that (i) the terms “Offering Shares,” “Class A ordinary shares,” “Shares,” “EBC Founder Shares,” and “Founder Shares”, as used in the Letter Agreement shall include without limitation any and all Pubco Ordinary Shares into which any such securities will convert in the Mergers, and (ii) the terms “Private Placement Warrants” and “Warrants” shall include without limitation any and all Pubco Private Warrants into which such securities will convert in the Mergers. The parties further agree that from and after the Closing, any reference (as applicable and as appropriate) in the Letter Agreement to (A) ordinary shares will instead refer to the Pubco Ordinary Shares (and any other securities of the Company or the Target or any successor entity issued in consideration of, including without limitation as a stock split, dividend or distribution, or in exchange for any of such securities), and (B) the terms “Private Placement Warrants” and “Warrants” will instead refer to Pubco Warrants (and any warrants of Pubco or any successor entity issued in consideration of or in exchange for any of such warrants).

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(c) Section 6. of the Original Letter Agreement is hereby amended to add as Section 6. (d):

“6. (d) Pubco shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of the Insider or its Permitted Transferee, for the Founder Shares (or Class A ordinary shares issuable upon conversion thereof) and Private Placement Warrants (or Class A ordinary shares issuable upon the conversion or exercise of the Private Placement Warrants) in such amounts as specified from time to time by the Insider or its Permitted Transferee to Pubco upon the expiration of the applicable Lock-Up Periods (the “Irrevocable Transfer Agent Instructions”). In the event that Pubco proposes to replace its transfer agent, Pubco shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions signed by the successor transfer agent to Pubco. Pubco warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions and stop transfer instructions to give effect to Sections 6(a) or 6(b) hereof, will be given by Pubco to its transfer agent and that the Founder Shares (or Class A ordinary shares issuable upon conversion thereof) and Private Placement Warrants (or Class A ordinary shares issuable upon the conversion or exercise of the Private Placement Warrants) shall otherwise be freely transferable on the books and records of Pubco as and to the extent provided in this Agreement; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing) any certificate for the Founder Shares (or Class A ordinary shares issuable upon conversion thereof) and Private Placement Warrants (or Class A ordinary shares issuable upon the conversion or exercise of the Private Placement Warrants) as and when required by this Agreement; and (iii) it will not fail to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Founder Shares (or Class A ordinary shares issuable upon conversion thereof) and Private Placement Warrants (or Class A ordinary shares issuable upon the conversion or exercise of the Private Placement Warrants) issued to Pubco pursuant as and when required by this Agreement. Pubco acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Insider. Accordingly, Pubco acknowledges, that the Insider shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.”

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the BCA is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Letter Agreement, including without limitation Section 15 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the date first above written.

Sincerely,

FINNOVATE SPONSOR L.P. Through its General Partner, Sunorange Limited

By:	/s/ Wang (Tommy) Chiu Wong
Name:	Wang (Tommy) Chiu Wong
Title:	Director

FINNOVATE ACQUISITION CORP.

By:	/s/ Calvin Kung
Name:	Calvin Kung
Title:	Chief Executive Officer

SCAGE FUTURE

By:	/s/ Chao Gao
Name:	Chao Gao
Title:	Director

SCAGE INTERNATIONAL LIMITED

By:	/s/ Chao Gao
Name:	Chao Gao
Title:	Director

/s/ Calvin Kung
Name:	Calvin Kung

/s/ Wang Chiu Wong
Name:	Wang Chiu Wong

/s/ Chunyi Hao
Name:	Chunyi Hao

/s/ Tiemei Li
Name:	Tiemei Li

/s/ Sanjay Prasad
Name:	Sanjay Prasad

[Signature Page to First Amendment to Registration Rights Agreement]